Exhibit 10.18

AMENDMENT NO. 4 TO
PIPELINE AND GATHERING SERVICES AGREEMENT

This AMENDMENT NO. 4 TO PIPELINE AND GATHERING SERVICES AGREEMENT, dated as of the 29th day of June, 2018 (this “Amendment”), is by and between (a) Western Refining Pipeline, LLC, a Delaware limited liability company (“WRPG”), and (b) Western Refining Southwest, Inc., an Arizona corporation (“WRSW”), and Western Refining Company, L.P., a Delaware limited partnership (“WRCLP”, together with WRSW, “WNR”). WRPG and WNR are each referred to herein as a “Party” and collectively referred to herein as the “Parties”.
RECITALS:
WHEREAS, the Parties entered into that certain Pipeline and Gathering Services Agreement, dated as of October 16, 2013 (as may have been previously amended, the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement pursuant to the terms and conditions set forth below;
NOW, THEREFORE, in consideration of the covenants and obligations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT:

1.
Recitals; Defined Terms. The recitals set forth above are true and correct and are incorporated herein by this reference. Capitalized terms used throughout this Amendment shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

2.	Amendments. The Agreement is hereby amended to:

(a)	insert a new Section 28.10 which shall provide as follows:
28.10    Service Orders. WRPG and WNR may enter into one or more service orders related to the gathering and pipeline transportation of crude oil under the Agreement substantially in the form attached hereto as Exhibit 1 (each, a “Service Order”). Upon a request by WNR or as deemed necessary or appropriate by WRPG in connection with the gathering and transportation of crude oil pursuant hereto, WRPG shall generate a Service Order to set forth specific terms and conditions for the gathering and pipeline transportation of crude oil described therein. No Service Order shall be effective until fully executed by both WRPG and WNR. In the case of any conflict between the terms of this Agreement and the terms of any Service Order, the terms of the applicable Service Order shall govern. Items available for inclusion on a Service Order include, but are not limited to:

(i)    Minimum Commitments
(ii)    Minimum Mainline Movement Fee pursuant to Section 4.2
(iii)    Minimum Truck Offloading Fee pursuant to Section 4.3;
(iv)    Minimum Gathering and Injection Fee pursuant to Section 4.4;
(v)    Minimum Storage Reservation Fee pursuant to Section 4.5;
(vi)    Additional services pursuant to Section 4.6 and the rate to be charged therefor pursuant to Section 6.3;
(vii)    Surcharges pursuant to Section 6.1; and
(viii)    Mainline Movement Fee adjustments pursuant to Section 6.2.

(b)	insert a new Section 4.7 which shall provide as follows:

4.7    Materials stored in or removed from the Pipeline and Gathering System shall at all times remain owned by WNR, and WNR shall always remain responsible for, at WNR’s sole cost, receiving custody of all of its materials to be removed from the Pipeline and Gathering System, making appropriate arrangements to receive custody in a manner acceptable to WRPG, and disposal of such material after custody is returned to WNR. WNR shall be responsible for any fees and costs associated with the disposal of hazardous waste (unless caused by WRPG’s negligence). WRPG shall have no obligations regarding disposition of such materials, other than to return custody to WNR.

3.	Miscellaneous.

(a)
Ratification of the Agreement. Except as otherwise provided in this Amendment, all of the terms, representations, warranties, agreements, covenants and other provisions of the Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.

(b)
Entire Agreement; Supersedure. This Amendment, together with the Agreement, contains the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. No understanding, representation, promise, agreement, inducement or statement of intention, whether oral or written, has been made by either Party which is not embodied in or superseded by this Amendment or the Agreement, unless it is contained in a written amendment of the Agreement executed by the Parties after the execution and delivery of this Amendment, and no Party shall be bound by or liable for any alleged representation, promise, agreement, inducement or statement of intention not set forth in this Amendment or the Agreement.

(c)
Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first written above.

WESTERN REFINING PIPELINE, LLC

By:	/s/ STEVEN M. STERIN
Name:	Steven M. Sterin
Title:	President and Chief Executive Officer

WESTERN REFINING SOUTHWEST, INC.

By:	/s/ GREGORY J. GOFF
Name:	Gregory J. Goff
Title:	Chief Executive Officer and President

WESTERN REFINING COMPANY, L.P. By: Western Refining GP, LLC, its general partner

By:	/s/ GREGORY J. GOFF
Name:	Gregory J. Goff
Title:	Chief Executive Officer and President

Signature Page to Amendment No. 4 to
Pipeline and Gathering Services Agreement

Exhibit 1
FORM OF SERVICE ORDER
(PIPELINE AND GATHERING SERVICES AGREEMENT)
This Service Order is entered as of______ ___, 20__, by and between (a) Western Refining Pipeline, LLC, a Delaware limited liability company (“WRPG”), and (b) Western Refining Southwest, Inc., an Arizona corporation (“WRSW”), and Western Refining Company, L.P., a Delaware limited partnership (“WRCLP”, together with WRSW, “WNR”), pursuant to and in accordance with the terms of the Pipeline and Gathering Services Agreement, dated effective as of October 16, 2013 (as may have been previously amended, the “Agreement”) by and among such parties.
Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.
Pursuant to Section 28.10 of the Agreement, the Parties agree to the following provisions:

[Insert applicable provisions]

Except as set forth in this Service Order, the other terms of the Agreement shall continue in full force and effect and shall apply to the terms of this Service Order.
[Signature Page Follows]

1

IN WITNESS WHEREOF, the parties hereto have duly executed this Service Order as of the date first written above.

WESTERN REFINING PIPELINE, LLC By: _________________________________________ Name: ______________________________________ Title: _______________________________________

WESTERN REFINING SOUTHWEST, INC. By: _________________________________________ Name: ______________________________________ Title: _______________________________________

WESTERN REFINING COMPANY, L.P.
By: Western Refining GP, LLC, its sole general partner

By: _________________________________________
Name: ______________________________________
Title: _______________________________________

Signature Page to Service Order Under
Pipeline and Gathering Services Agreement